Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) October 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 1999-B on October 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on October 15, 2002 on the Series 1999-B Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: October 31, 2002




I.    ORIGINAL DEAL PARAMETERS
      (A)   Initial Pool Principal Balance                                                                   $ 467,867,888.45
      (B)   Initial Certificates Principal Balance                                                           $ 452,662,000.00
            (i)   Initial Class A-1-A   Certificate Principal Balance              $ 50,000,000.00
                                        Certificate Amount Percentage                                                  10.69%
                                        Certificate Pass-through Rate                                                   2.04%
            (ii)  Initial Class A-1-B   Certificate Principal Balance              $ 40,000,000.00
                                        Certificate Amount Percentage                                                   8.55%
                                        Certificate Pass-through Rate                                                   6.61%
            (iii) Initial Class A-2     Certificate Principal Balance              $ 24,000,000.00
                                        Certificate Amount Percentage                                                   5.13%
                                        Certificate Pass-through Rate                                                   6.98%
            (iv)  Initial Class A-3     Certificate Principal Balance              $ 60,000,000.00
                                        Certificate Amount Percentage                                                  12.82%
                                        Certificate Pass-through Rate                                                   7.18%
            (v)   Initial Class A-4     Certificate Principal Balance              $ 21,000,000.00
                                        Certificate Amount Percentage                                                   4.49%
                                        Certificate Pass-through Rate                                                   7.30%
            (vi)  Initial Class A-5     Certificate Principal Balance              $ 51,000,000.00
                                        Certificate Amount Percentage                                                  10.90%
                                        Certificate Pass-through Rate                                                   7.44%
            (vii) Initial Class A-6     Certificate Principal Balance             $ 104,898,000.00
                                        Certificate Amount Percentage                                                  22.42%
                                        Certificate Pass-through Rate                                                   7.85%
            (viii)Initial Class M-1     Certificate Principal Balance              $ 35,091,000.00
                                        Certificate Amount Percentage                                                   7.50%
                                        Certificate Pass-through Rate                                                   8.12%
            (ix)  Initial Class M-2     Certificate Principal Balance              $ 23,394,000.00
                                        Certificate Amount Percentage                                                   5.00%
                                        Certificate Pass-through Rate                                                   8.75%
            (x)   Initial Class B-1     Certificate Principal Balance              $ 22,224,000.00
                                        Certificate Amount Percentage                                                   4.75%
                                        Certificate Pass-through Rate                                                   8.75%
            (xi)  Initial Class B-2     Certificate Principal Balance              $ 21,055,000.00
                                        Certificate Amount Percentage                                                   4.50%
                                        Certificate Pass-through Rate                                                   8.75%

      (C)   Initial Weighted Average Coupon (WAC)                                                                      10.17%
      (D)   Initial Weighted Average Original Maturity (WAOM)                                                          316.00 months
      (E)   Initial Weighted Average Remaining Maturity (WAM)                                                          313.00 months
      (F)   Initial Number of Receivables                                                                              11,612
      (G)   Servicing Fee Rate                                                                                          1.00%
      (H)   Credit Enhancement
            (i)   Reserve Fund Initial Deposit Percentage                                                               0.00%
            (ii)  Reserve Fund Target %                                                                                 0.00%
            (iii) Target Overcollateralization Percentage Prior to Crossover Date                                       5.25%
            (iv)  Target Overcollateralization Percentage After Crossover Date                                          9.19%
            (v)   Target Overcollateralization Floor                                                                    1.25%
            (vi)  Target Credit Enhancement % Prior to Crossover Date                                                   5.25%
            (vii) Target Credit Enhancement % After Crossover Date                                                      9.19%
            (viii)Target Credit Enhancement Floor                                                                       1.25%
            (ix)  Target Credit Enhancement Amount                                                            $ 24,563,064.14
      (I)   Crossover Date Tests
                  Earliest Crossover Date                                                                            Sep-2004
                  Percent of Initial Suboridnation Percentage                                                         190.00%
      (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                        0.75%

II.   CURRENT PORTFOLIO INFORMATION

      (A)   Beginning Pool Schedule Balance                                                                  $ 348,251,106.59
      (B)   Beginning Pool Factor                                                                                  74.433641%
      (C)   Ending Pool Schedule Balance                                                                     $ 342,653,240.27
      (D)   Ending Pool Factor                                                                                     73.237178%
      (E)   Ending Total Certificate Balance (after Current Distributions)                                   $ 342,653,240.27
      (F)   Current Overcollateralization Amount (after Current Distributions)                                           0.00
      (G)   Weighted Average Coupon (WAC)                                                                              10.04%
      (H)   Weighted Average Remaining Maturity (WAM)                                                                  280.55 months
      (I)   Ending Number of Receivables                                                                                8,689


III.  COLLECTION CALCULATIONS

      (A)   Interest

            (i)   Scheduled Interest Collections durring Current Period                                          2,422,109.36
            (ii)  Paid Ahead Interest Collections applied to Current Period                                         47,908.37
            (iii) Net Servicer Advance                                                                            (174,822.63)
            (iiia)Reimbursement to Servicer for Previously Unrecovered Advances                                       (583.00)
            (iv)  Liquidation Proceeds Attributable to Interest                                                    169,422.53
            (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                        0.00
            (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                   0.00
            (vii) Recoveries on Previously Liquidated Contracts                                                     17,774.75
                                                                                                                --------------
            (viii)Total Interest Amount Available for Distribution                                               2,481,809.38

      (B)   Principal

            (i)   Scheduled Principal Collections                                                                  321,565.94
            (ii)  Full and Partial Principal Prepayments                                                           753,149.45
            (iii) Paid Ahead Principal Collections Applied to Current Period                                             0.00
            (iv)  Net Servicer Advance                                                                             (10,999.16)
            (v)   Liquidation Proceeds Attributable to Principal                                                 1,072,098.08
            (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                           0.00
            (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                      0.00
            (viii)Other Principal Amounts                                                                                0.00
                                                                                                                --------------
            (ix)  Total Principal Amount Available for Distribution                                              2,135,814.31


IV.   DISTRIBUTION CALCULATIONS

      (A)         Total Interest Available for Distribution                                                      2,481,809.38
      (B)         Total Principal Available for Distribution                                                     2,135,814.31
      (C)         Reserve Fund Draw Amount Required                                                                      0.00
      (D)         Draw on Letter of Credit for Interest Distribution                                                     0.00
                  Less:
                  Monthly Servicing Fee                                                                            290,209.26
                  Reimbursement to Servicer for Liquidation Expense                                                 18,813.13
                  Late Payment Fees, Extension Fees and Other Permitted Fees                                             0.00
                  Other Permitted Withdrawals from Certificate Account                                                   0.00
                                                                                                                --------------
                  Available Distribution Amount                                                                  4,308,601.30

                  Interest Accrual Period                                                                                  29 days

                  Total Interest Amount Due                                                                      2,191,600.12
                  Total Interest Distribution Amount                                                             2,191,600.12

                  Amount Available for Principal Distribution Amount                                             2,117,001.18
                  Principal Distribution Calculation:
                  Total Principal Amount Available for Distribution                                              2,135,814.31
                  Principal Loss on Liquidated Assets                                                            3,462,052.01
                                                                                                                --------------
                    Principal Distribution Due                                                                   5,597,866.32
                  Principal Distribution Shortfall Carryover Amount (Current Period)                                     0.00
                  Principal Distribution Shortfall Carryover Amount prior period                                 7,661,031.14
                  Overcollaterallization Writedown Amount                                                                0.00
                  Overcollaterallization Reduction Amount                                                                0.00
                  Accelerated Principal Distribution Amount for Current Period                                           0.00
                                                                                                                --------------
                  Total Principal Amount to be Distributed                                                       9,778,032.32
                  Total Principal Amount to be Distributed                                                       5,597,866.32

                  Draw on Letter of Credit for Principal Distribution                                                    0.00
                  Excess Interest                                                                                        0.00
                  Reserve Account Deposit                                                                                0.00
                  Reserve Account Release                                                                                0.00
                  Class X Distribution Amount                                                                            0.00
                  Class R Distribution Amount                                                                            0.00


V.    SERVICER ADVANCE

      (A)   Interest
            (i)        Beginning Advance                                                                        13,336,631.22
            (ii)       Monthly Servicer Advance (Reimbursement)                                                   (174,822.63)
            (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                        (524.70)
                                                                                                                --------------
            (iv)       Ending Advance Balance                                                                   13,161,283.89

      (B)   Principal
            (i)        Beginning Advance                                                                         1,474,498.68
            (ii)       Monthly Servicer Advance (Reimbursement)                                                    (10,999.16)
            (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                         (58.30)
                                                                                                                --------------
            (iv)       Ending Advance Balance                                                                    1,463,441.22

      (C)   Total Servicer Advance
            (i)        Beginning Advance                                                                        14,811,129.89
            (ii)       Monthly Servicer Advance (Reimbursement)                                                   (185,821.79)
            (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                        (583.00)
                                                                                                                --------------
            (iv)       Ending Advance Balance                                                                   14,624,725.10

VI.   CREDIT ENHANCEMENT

      (A)   Overcollateralization

            (I)   Target Overcollaterallization Amount                                                          24,563,064.14
            (ii)  Beginning Balance                                                                                      0.00
            (iii) Write Down for Certificate Distributions                                                               0.00
            (iv)  Overcollaterallization Addition Amount                                                                 0.00
            (v)   Overcollaterallization Reduction Amount                                                                0.00
                                                                                                                --------------
            (vi)  Ending Balance                                                                                         0.00

      (B)   Reserve Fund (if applicable)

            (i)   Required Reserve Fund Balance                                                                          0.00
            (ii)  Beginning Reserve Fund Balance                                                                         0.00
            (iii) Draws for Certificate Distributions                                                                    0.00
            (iv)  Excess Interest Deposited                                                                              0.00
            (v)   Reserve Fund Release                                                                                   0.00
                                                                                                                --------------
            (vi)  Ending Reserve Fund Balance                                                                            0.00

      (C)   Letter of Credit (if applicable)
            (i)   Beginning LC Balance                                                                                   0.00
            (ii)  Draw on LC for Interest Distribution                                                                   0.00
            (iii) Draw on LC for Principal Distribution                                                                  0.00
                                                                                                                --------------
            (iv)  Ending Balance                                                                                         0.00

      (D)   Unreimbursed Servicer Advances (see note*)
            (i)   Previous Unreimbursed Advance Balance                                                          5,958,302.85
            (ii)  Current Months Reimbursement from Excess Interest                                                   (583.00)
                                                                                                                --------------
            (iii) Ending Unreimbursed Advance Balance                                                            5,957,719.85
            Note: **represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period.


VII.  CERTIFICATE DISTRIBUTIONS

      (A)   Senior Certificates - Interest

            (i)   Class A-1-A
                                        Pass-Through Rate                                                               2.04%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                  $ 16,104.63
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                             $ 16,104.63
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 0.32

            (ii)  Class A-1-B
                                        Pass-Through Rate                                                               6.61%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                  $ 43,086.47
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                             $ 43,086.47
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 1.08

            (iii) Class A-2
                                        Pass-Through Rate                                                               6.98%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 132,542.42
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 132,542.42
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 5.52

            (iv)  Class A-3
                                        Pass-Through Rate                                                               7.18%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 341,094.83
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 341,094.83
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 5.68

            (v)   Class A-4
                                        Pass-Through Rate                                                               7.30%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 121,378.45
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 121,378.45
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 5.78


            (iv)  Class A-5
                                        Pass-Through Rate                                                               7.44%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 300,429.48
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 300,429.48
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 5.89

            (v)   Class A-6
                                        Pass-Through Rate                                                               7.85%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 651,983.05
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 651,983.05
                                        Ending Carryover Balance                                                          $ -
                                        Interest Paid Per $1000                                                        $ 6.22

      (B)   Subordinate Certificates - Interest

            (i)   Class M1
                                        Pass-Through Rate                                                               8.12%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 237,449.10
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 237,449.10
                                        Ending Carryover Balance                                                          $ -
                                        Beginning Carryover Writedown Interest                                            $ -
                                        Current Writedown Interest                                                        $ -
                                        Current Carryover Writedown Interest Accrual                                      $ -
                                        Writedown interest Paid                                                           $ -
                                        Ending Carryover Writedown Interest                                               $ -
                                        Interest Paid Per $1000                                                        $ 6.77


            (ii)  Class M2
                                        Pass-Through Rate                                                               8.75%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 170,581.25
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 170,581.25
                                        Ending Carryover Balance                                                          $ -
                                        Beginning Carryover Writedown Interest                                            $ -
                                        Current Writedown Interest                                                        $ -
                                        Current Carryover Writedown Interest Accrual                                      $ -
                                        Writedown interest Paid                                                           $ -
                                        Ending Carryover Writedown Interest                                               $ -
                                        Interest Paid Per $1000                                                        $ 7.29

            (iii) Class B1
                                        Pass-Through Rate                                                               8.75%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                 $ 162,050.00
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                            $ 162,050.00
                                        Ending Carryover Balance                                                          $ -
                                        Beginning Carryover Writedown Interest                                            $ -
                                        Current Writedown Interest                                                        $ -
                                        Current Carryover Writedown Interest Accrual                                      $ -
                                        Writedown interest Paid                                                           $ -
                                        Ending Carryover Writedown Interest                                               $ -
                                        Interest Paid Per $1000                                                        $ 7.29

            (iv)  Class B2
                                        Pass-Through Rate                                                               8.75%
                                        Beginning Carryover Interest                                                      $ -
                                        Current Interest Accrual                                                  $ 14,900.43
                                        Current Carryover Interest Accrual                                                $ -
                                        Interest Paid                                                             $ 14,900.43
                                        Ending Carryover Balance                                                          $ -
                                        Beginning Carryover Writedown Interest                                            $ -
                                        Current Writedown Interest                                                        $ -
                                        Current Carryover Writedown Interest Accrual                                      $ -
                                        Writedown interest Paid                                                           $ -
                                        Ending Carryover Writedown Interest                                               $ -
                                        Interest Paid Per $1000                                                        $ 0.71


      (C)   Senior Certificates - Principal

            (i)   Class A-1-A
                                        Initial Certificate Balance                                             50,000,000.00
                                        Initial Certificate Percentage                                                 10.69%
                                        Beginning Certificate Balance                                            9,784,966.84
                                        Shortfall Carryover                                                        282,347.74
                                        Current Principal Due                                                       78,022.20
                                        Current Principal Paid                                                      78,022.20
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Accelerated Principal Distribution                                               0.00
                                        Ending Certificate Balance                                               9,706,944.64
                                        Ending Pool Factor                                                              2.83%
                                        Principal Paid per $1000                                                         1.56
                                        Total Class Distribution                                                    78,022.20

            (ii)  Class A-1-B
                                        Initial Certificate Balance                                             40,000,000.00
                                        Initial Certificate Percentage                                                  8.55%
                                        Beginning Certificate Balance                                            7,827,973.54
                                        Shortfall Carryover                                                        225,878.20
                                        Current Principal Due                                                       62,417.76
                                        Current Principal Paid                                                      62,417.76
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Accelerated Principal Distribution                                               0.00
                                        Ending Certificate Balance                                               7,765,555.78
                                        Ending Pool Factor                                                              2.27%
                                        Principal Paid per $1000                                                         1.56
                                        Total Class Distribution                                                    62,417.76

            (iii) Class A-2
                                        Initial Certificate Balance                                             24,000,000.00
                                        Initial Certificate Percentage                                                  5.13%
                                        Beginning Certificate Balance                                           22,802,996.87
                                        Shortfall Carryover                                                        657,986.36
                                        Current Principal Due                                                      181,823.81
                                        Current Principal Paid                                                     181,823.81
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Accelerated Principal Distribution                                               0.00
                                        Ending Certificate Balance                                              22,621,173.06
                                        Ending Pool Factor                                                              6.60%
                                        Principal Paid per $1000                                                         7.58
                                        Total Class Distribution                                                   181,823.81

            (iv)  Class A-3
                                        Initial Certificate Balance                                             60,000,000.00
                                        Initial Certificate Percentage                                                 12.82%
                                        Beginning Certificate Balance                                           57,007,492.18
                                        Shortfall Carryover                                                      1,644,965.90
                                        Current Principal Due                                                      454,559.53
                                        Current Principal Paid                                                     454,559.53
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Accelerated Principal Distribution                                               0.00
                                        Ending Certificate Balance                                              56,552,932.64
                                        Ending Pool Factor                                                             16.50%
                                        Principal Paid per $1000                                                         7.58
                                        Total Class Distribution                                                   454,559.53

            (v)   Class A-4
                                        Initial Certificate Balance                                             21,000,000.00
                                        Initial Certificate Percentage                                                 10.90%
                                        Beginning Certificate Balance                                           19,952,622.26
                                        Shortfall Carryover                                                        575,738.06
                                        Current Principal Due                                                      159,095.84
                                        Current Principal Paid                                                     159,095.84
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Ending Certificate Balance                                              19,793,526.43
                                        Ending Pool Factor                                                              5.78%
                                        Principal Paid per $1000                                                         7.58
                                        Total Class Distribution                                                   159,095.84
            (vi)  Class A-5
                                        Initial Certificate Balance                                             51,000,000.00
                                        Initial Certificate Percentage                                                  7.44%
                                        Beginning Certificate Balance                                           48,456,368.35
                                        Shortfall Carryover                                                      1,398,221.01
                                        Current Principal Due                                                      386,375.60
                                        Current Principal Paid                                                     386,375.60
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Accelerated Principal Distribution                                               0.00
                                        Ending Certificate Balance                                              48,069,992.74
                                        Ending Pool Factor                                                             14.03%
                                        Principal Paid per $1000                                                         7.58
                                        Total Class Distribution                                                   386,375.60

            (vi)  Class A-6
                                        Initial Certificate Balance                                            104,898,000.00
                                        Initial Certificate Percentage                                                 22.42%
                                        Beginning Certificate Balance                                           99,666,198.59
                                        Shortfall Carryover                                                      2,875,893.87
                                        Current Principal Due                                                      794,706.43
                                        Current Principal Paid                                                     794,706.43
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Accelerated Principal Distribution                                               0.00
                                        Ending Certificate Balance                                              98,871,492.15
                                        Ending Pool Factor                                                             28.85%
                                        Principal Paid per $1000                                                         7.58
                                        Total Class Distribution                                                   794,706.43


      (D)   Subordinate Certificates - Principal

            (i)   Class M1
                                        Initial Certificate Balance                                             35,091,000.00
                                        Initial Certificate Percentage                                                  7.50%
                                        Beginning Certificate Balance                                           35,091,000.00
                                        Shortfall Carryover                                                              0.00
                                        Current Principal Due                                                            0.00
                                        Current Principal Paid                                                           0.00
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Ending Certificate Balance- Excluding Writedowns                        35,091,000.00
                                        Ending Pool Factor                                                             10.24%
                                        Principal Paid per $1000                                                         0.00
                                        Beginning Outstanding Writedown                                                  0.00
                                        Ending Certificate Balance- Including Writedowns                        35,091,000.00
                                        Total Class Distribution                                                         0.00


            (iii) Class M2
                                        Initial Certificate Balance                                             23,394,000.00
                                        Initial Certificate Percentage                                                  5.00%
                                        Beginning Certificate Balance                                           23,394,000.00
                                        Shortfall Carryover                                                              0.00
                                        Current Principal Due                                                            0.00
                                        Current Principal Paid                                                           0.00
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Ending Certificate Balance- Excluding Writedowns                        23,394,000.00
                                        Ending Pool Factor                                                              6.83%
                                        Principal Paid per $1000                                                         0.00
                                        Current Writedown/Writeup                                                        0.00
                                        Ending Certificate Balance- Including Writedowns                        23,394,000.00
                                        Total Class Distribution                                                         0.00

            (iv)  Class B1
                                        Initial Certificate Balance                                             22,224,000.00
                                        Initial Certificate Percentage                                                  4.75%
                                        Beginning Certificate Balance                                           22,224,000.00
                                        Shortfall Carryover                                                              0.00
                                        Current Principal Due                                                            0.00
                                        Current Principal Paid                                                           0.00
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Ending Certificate Balance- Excluding Writedowns                        22,224,000.00
                                        Ending Pool Factor                                                              6.07%
                                        Principal Paid per $1000                                                        64.68
                                        Current Writedown/Writeup                                               (1,437,377.17)
                                        Ending Certificate Balance- Including Writedowns                        20,786,622.83
                                        Total Class Distribution                                                (1,437,377.17)

            (iv)  Class B2
                                        Initial Certificate Balance                                             21,055,000.00
                                        Initial Certificate Percentage                                                  4.50%
                                        Beginning Certificate Balance                                            2,043,487.97
                                        Shortfall Carryover                                                              0.00
                                        Current Principal Due                                                            0.00
                                        Current Principal Paid                                                           0.00
                                        Principal Shortfall Carryover For Current Period                                 0.00
                                        Ending Certificate Balance- Excluding Writedowns                        21,055,000.00
                                        Ending Pool Factor                                                              0.00%
                                        Principal Paid per $1000                                                        97.05
                                        Beginning Outstanding Writedown                                         19,011,512.03
                                        Current Writedown/Writeup                                               (2,043,487.97)
                                        Ending Certificate Balance- Including Writedowns                                 0.00
                                        Total Class Distribution                                                (2,043,487.97)


      (E)   Total Certificate Balances
                                                                                     Beg of Period              End of Period
            (i)   Aggregate Balance of Certificates                               $ 348,251,106.59           $ 342,653,240.27
            (ii)  Total Certificate Pool Factor                                        76.9340273%                75.6973725%





VIII. DELINQUENCY INFORMATION
                                                                                        Percent of                 Percent of
      Delinquent Receivables at End of Due Period :           Scheduled Balance       Pool Balance        Units   Total Units
            30-59 Days Delinquent                               $ 32,550,076.86              9.50%          825         9.49%
            60-89 Days Delinquent                               $ 17,438,448.65              5.09%          434         4.99%
            90 Days or More Delinquent                          $ 39,807,060.46             11.62%          950        10.93%
            Homes Repossessed or Foreclosed Upon                 $ 7,697,618.47              2.25%          181         2.08%




IX.   REPURCHASED CONTRACTS

      (A)   Repurchased Contracts -  Breach of Rep or Warranty
            (i)   Beginning Cumulative Repurchased Contracts since cutoff                                        $ 755,000.02
            (ii)  Number of Contracts repurchased this period                                                               -
            (iii) Repurchase Price of Contracts this period                                                               $ -
            (iv)  Ending Cumulative Repurchased Contracts since cutoff                                           $ 755,000.02

      (B)   Repurchased Contracts -  Delinquent Loans
            (i)   Beginning Cumulative Repurchased Contracts since cutoff                                                 $ -
            (ii)  Number of Contracts repurchased this period                                                               -
            (iii) Repurchase Price of Contracts this period                                                               $ -
            (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                    $ -

X.    REPOSSESSION / LOSS INFORMATION
                                                                                                        Units Scheduled Balance
                  Beginning Repossession Inventory                                                        226   $ 9,529,177.05
                  Repossessions Incurred                                                                   72   $ 2,631,955.81
                  Less Repurchase of Delinquent Loans                                                       0              $ -
                  Less Repossessions Sold                                                                 117   $ 4,463,514.39
                                                                                                   ---------------------------
                  Ending Repossession Inventory                                                           181   $ 7,697,618.47

                  Principal Balance of Repossessions Liquidated                                                 $ 4,463,514.39
                  Reimbursement of Servicer Advances on Liquidated Contracts                                       $ 70,635.70
                       Liquidation Proceeds Attributable to Principal                                           $ 1,072,098.08
                                                                                                                --------------
                            Principal Loss on Liquidation of Repo                                               $ 3,462,052.01
                  Reimbursement to Servicer for Liquidation Expense                                                $ 18,813.13
                  Recoveries for Previously Liquidated Contracts                                                   $ 17,774.75
                                                                                                                --------------
                  Net Liquidation Loss (Realized Loss)                                                          $ 3,463,090.39

            Recoveries
                  Liquidation Proceeds Attributable to Interest                                                  $ 169,422.53
                  Liquidation Proceeds Attributable to Principal                                               $ 1,072,098.08
                  Recoveries for Previously Liquidated Contracts                                                  $ 17,774.75
                                                                                                                --------------
                  Total Recoveries                                                                             $ 1,259,295.36
                  Recovery Percentage of Principal Balance of Repossessions Liquidated                                    28%






XI.   TRIGGERS

            Has the Crossover Date Occurred?                                                                 NO

                  Where the Current Distribution Date of                                               10/15/02
                  is greater than the Earliest Crossover Date of                               October 31, 2004
                                        And
                  Subordinated Certificates Beginning Principal Balance of                         82,752,487.97
                  plus the Current Overcollateralization Amount of                                          0.00
                  divided by the Current Beginning Pool Principal Balance of                      348,251,106.59
                                                                                                   -------------
                  Equals                                                                                 23.76%
                                                                                                   -------------
                                        And is greater than the:
                  Subordinated Initital Certificates Percentage of                                       21.75%
                  multiplied by the
                  Percentage (as Percent of Initial Class Subordination Percentage)                        190%
                                                                                                   -------------
                  Equals                                                                                 41.33%
                                                                                                   -------------






            Principal Distribution Tests:                                             Actual Ratio   Test Ratio        Result

                                                                                Over 60 Days Delinquent
                                                                                --------------------------------
                  Current Mo                                                                18.95%
                  1st Preceding Mo                                                          18.57%
                  2nd Preceding Mo                                                          18.62%
                  Average 60 Day Delinquency Ratio:                                         18.71%        5.00%          FAIL

                                                                                Over 30 Days Delinquent
                                                                                --------------------------------
                  Current Mo                                                                28.45%
                  1st Preceding Mo                                                          27.05%
                  2nd Preceding Mo                                                          26.86%
                  Average 30 Day Delinquency Ratio:                                         27.46%        7.00%          FAIL







                                                                                                       Net Liquidation Losses
                                                              Ending Pool Bal                                (Realized Losses)
                                                              ----------------------------------------------------------------
                  Current Mo                                     342,653,240.27                    3,463,090.39
                  1st Preceding Mo                               348,251,106.59                    2,899,287.33
                  2nd Preceding Mo                               353,272,683.42                    4,690,070.39
                                        --------------------------------------------------------------------------------------
                                        Total                  1,044,177,030.28                   11,052,448.11
                                        --------------------------------------------------------------------------------------
                                        Divided by                            3
                                        ----------------------------------------
                                        Average                  348,059,010.09



                  Sum of last 3 months of Losses                                     11,052,448.11
                  Divided by 3 month average of Pool Balance                        348,059,010.09
                  Annualized  (multiply by 4)                                                    4
                  Current Realized Loss Ratio:                                              12.70%        2.75%          FAIL



                  Beginning Cumulative Realized Losses                               57,749,012.63
                  Net Liquidation Losses (Realized Losses)                            3,463,090.39
                                                                                -------------------
                  Ending Cumulative Realized Losses                                  61,212,103.02
                  Divided by Initial Pool Principal Balance                         467,867,888.45
                  Cumulative Realized Loss Ratio:                                           13.08%        7.00%          FAIL


            Should Principal Be Distributed to the Subordinated Certificates?                                              NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Vice President - Finance